IN THE UNITED STATES BANKRUPTCY COURT

FOR THE WESTERN DISTRICT OF TEXAS

SAN ANTONIO DIVISION

In re:	§	Chapter 11
§
TOOTIE PIE COMPANY, INC. D/B/A	§	Case No. 13-51808
TOOTIE GOURMET PIE CAFÉ	§
§
Debtor	§

DEBTOR’S AGREED THIRD MOTION FOR ENTRY OF AN ORDER PURSUANT TO
11 U.S.C. SECTIONS 364 AND 503 AND FEDERAL RULES OF BANKRUPTCY
PROCEDURE 4001 AUTHORIZING THE DEBTOR-IN-POSSESSION TO INCUR
POST-PETITION FINANCING AND GRANTING LENDER AN UNSECURED
ADMINISTRATIVE EXPENSE CLAIM AND REQUEST FOR FINAL HEARING

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DEBTOR HAS REQUESTED EXPEDITED CONSIDERATION OF THIS MOTION AND HAS REQUESTED THAT A HEARING BE HELD ON THIS MOTION AT THE COURT’S EARLIEST CONVENIENCE. IF THE COURT IN FACT SETS THIS MOTION FOR AN EXPEDITED HEARING, THEN ONLY ATTENDANCE AT THE HEARING IS NECESSARY TO PRESERVE YOUR RIGHTS

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TO THE HONORABLE UNITED STATES BANKRUPTCY JUDGE:

Tootie Pie Company, Inc. (“Debtor” or “Debtor-in-Possession”), the Debtor and Debtor-in-Possession in the above captioned case, hereby files this Agreed Third Motion for Entry of an Order Pursuant to 11 U.S.C. Sections 364 and 503 and Federal Rules of Bankruptcy Procedure 4001 Authorizing the Debtor-in-Possession to Incur Post-Petition Financing and Granting Lender an Unsecured Administrative Expense Claim and Request for Hearing (the “Motion”) and in support of this Motion, the Debtor respectfully represents as follows:

I. PROCEDURAL BACKGROUND

1. On July 3, 2013, (the “Petition Date”), Debtor filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code, 11 U.S.C. §§ 101-1330 (as amended, the “Code”) as a “small business” debtor. The Debtor continues to manage and operate its financial affairs as a debtor-in-possession pursuant to §§ 1107 and 1108 of the Bankruptcy Code.

2. On February 14, 2014, Debtor filed is first amended plan and disclosure statement. On February 21, 2014, Debtor filed a supplement to its plan, and debtor intends on filing contemporaneously with this Motion a supplement to its disclosure statement.

II. JURISDICTION AND VENUE

3. This Court has jurisdiction to consider the Motion pursuant to 28 U.S.C. §§ 157 and 1334. This is a core proceeding pursuant to 28 U.S.C. § 157(b)(2). Venue is proper before this Court pursuant to 28 U.S.C. §§ 1408 and 1409.

III. FACTUAL BACKGROUND

A. Generally

4. Debtor has been successfully navigating toward confirmation. Even though Debtor was unable to produce sufficient pies to meet demand during the holiday season as a result of contentious dealings with its primary secured creditor, TCA, Debtor managed to revenue approximately $544,000 during November and December. Furthermore, January 2014 sales were far better that sales in January of 2013. However, the sales in January and February are significantly lower than projected because two private label customers have held up significant orders due to Debtor still being in Chapter 11. They have indicated that they will go forward with the order once Debtor’s reorganization plan is confirmed. Additionally, the Company had overall losses in January and February as a result of 1) a third payroll run in January and carry over expenses from December; 2) wholesalers did not get the 8 inch pies into their systems for ordering until recently and Café sales decreased significantly until the company added new “Groupons” and Amazon Local coupons; and 3) bankruptcy related expenses were paid. However, Debtor’s inability to close the private label sales as a result of the pending chapter 11 have been Debtor’s largest obstacle.

5. In the coming months, Debtor will continue to have significant bankruptcy related expenses consisting of 1) bankruptcy legal fees; 2) legal fees and costs related to bringing the company within SEC compliance; 3) accounting fees both for general accounting and accounting related to bringing the company within SEC compliance; and 4) administrative expenses.

6. Debtor projects having an immediate cash flow shortage of $135,000 through the Confirmation date of March 24, 2014, for paying operating expenses and necessary bankruptcy costs for February and March.1 Depending on whether confirmation occurs on March 24, 2014, Debtor projects a potential additional cash flow shortage of $37,000 through the end of April 2014, which is similar to the shortage in February shown on Exhibit “A”.

7. Debtor’s First Amended Disclosure Statement provides that Debtor will receive a cash infusion of $200,000 to $1,000,000 in new investment to cover operational costs and cost related to the bankruptcy.2 Because approximately $135,000 of these funds will be needed through March 24, 2014, and $37,000 of these funds will be needed March 24, 2014 through April 2014 if the case is not confirmed on March 24, 2014, Debtor requests it be permitted to immediately borrow $135,000 of the projected cash infusion now from Samuel D. Brown, Brian M. Gile, Don Ryan, Randy Ward, Jim Davis, Tom Bibb, James Fleming, and Anthony J. Santangelo, the new holders of the TCA claim (hereinafter the “TCA Note Holders”)3 and after final hearing on March 24, 2014, borrow the remaining $37,000 if necessary on the following terms.

1Debtor’s Most Recent Pro Forma Attached As Exhibit “A.”

2See Debtor’s First Amended Plan of Reorganization Dated February 14, 2014, ¶VI(A)(5)

3The holders are working out among themselves how much each will contribute for this funding.

a.	7% interest;

b.	Administrative priority;

c.	Principal and interest automatically convert to preferred stock upon plan confirmation under the same terms offered to new investment dollars as stated in the First Amended Plan and Disclosure Statements Dated February 14, 2014, or as later modified and confirmed by the Court.

8. Therefore, Debtor respectfully requests authorization and approval from this Court to obtain this post-petition financing from the TCA Note Holders pursuant to 11 U.S.C. §§ 364(b) and 503(b); Fed. R. Bankr. P. 2002, 4001(c) and 9014; and Local Rules 4001 and 9014.

A. Debtor’s Need for Post-petition Financing

9. The proposed financing is critical to preserving and enhancing Debtor’s abilities to operate as a going concern and move through Confirmation. As such, the credit offered by The TCA Note Holders is allowable under section 364(b) and 503(b) of the Bankruptcy Code as an administrative expense. Debtor is unable to obtain the financing on terms competitive with, let alone, more favorable than, the financing currently offered by The TCA Note Holders. Moreover, the TCA Note Holders have already agreed to have the funding converted to preferred stock upon confirmation.

10. The TCA Note Holders are not insiders to Debtor.

11. Debtor believes that the material provisions set forth herein are fair, just and more than reasonable under the circumstances, ordinary and appropriate for financing for a debtor-in-possession in similar high-risk situations; the prosed financing terms reflect the debtor’s exercise of prudent business judgment consistent with its fiduciary duties, and that the 7% interest and administrative priority is supported by reasonably equivalent value and fair consideration.

12. The terms as set forth herein have been negotiated in good faith and were entered into under the parties’ own free will and with complete authority.

13. Debtor believes that the relief requested in this Application is necessary, essential and appropriate and is in the best interest of and will benefit Debtor, its creditors and the estate. Receiving this financing will, among other things, provide Debtor with the necessary liquidity to (a) minimize disruption to the Debtor’s business and on-going operations; (b) preserve and maximize the value of the Debtor’s estate for the benefit of all of the creditors; and (c) avoid immediate and irreparable harm to Debtor and his creditors, business and assets.

IV. Argument and Authority

14. Pursuant to 11 U.S.C. § 364(b), “the court, after notice and a hearing, may authorize the [debtor-in-possession] to obtain unsecured credit or to incur unsecured debt . . . allowable under section 503(b)(1) of this title as and administrative expense.” Here, the Debtor has located unsecured credit to pay “the actual, necessary costs and expenses of preserving the estate,” and is therefore entitled to the relief requested. 11 U.S.C. § 503(b)(1)(A).

15. “Cases consistently reflect that the court’s discretion under section 364 of the Bankruptcy Code is to be utilized on grounds that permit reasonable business judgment to be exercised so long as the financing agreement does not contain terms that leverage the bankruptcy process and powers or its purpose is not so much to benefit the estate as to benefit the parties in interest.” See In re Ames Dept. Stores, Inc., 115 B.R. 34, 40 (S.D.N.Y. 1990). Here, the Debtor has used its reasonable business judgment in its determination to obtain credit pursuant the terms stated herein, which will permit the debtor to continue operating its business as a going concern, while moving through confirmation to realize value for its creditors. In no way is the bankruptcy process being leveraged as this agreement will form the basis for recovery to the Debtor’s estate. The alternative to the Debtor is a Chapter 7 liquidation, which will potentially leave the estate without any recovery.

16. For all of the above reasons, this Court should grant the Debtor’s Motion.

V. SET THE MOTION FOR FINAL HEARING

17. Bankruptcy Rule 4001(c)(2) states, “. . . the court may commence a final hearing on a motion for authority to obtain credit no earlier than 14 days after service of the motion.” Here the debtor has requested interim relief and asks the Court Grant Such relief. Debtor additionally, requests the Court set a final hearing with respect to the instant motion, no earlier than fourteen (14) days after notice has been sent to required parties. Therefore, Debtor requests the Court set a final hearing on Debtors’ motion 14 days after notice has been sent to the required parties.

WHEREFORE, Debtor respectfully requests that Debtor be permitted to obtain immediate financing in the amount of $135,000.00 to avoid irreparable harm and upon final hearing the Court grant Debtor the authority to obtain additional financing up to a total of $172,000.00 under the terms as requested herein and grant Debtor such other relief as the Court finds it is justly entitled.

Dated: February 27, 2014
Respectfully submitted,

	By:	s/ Ronald J. Smeberg
RONALD J. SMEBERG
State Bar No. 24033967

THE SMEBERG LAW FIRM, PLLC
11550 IH 10 West, Suite 180
San Antonio, Texas 78230
210-695-6684 (Tel)
281-754-4042 (Fax)
ron@smeberg.com
ATTORNEY FOR DEBTOR

AGREED

Brian Gile
1530 Buena Park Dr.
Frisco, Texas 75033
Phone: (469) 400-0387
Agent for Successors in
Interest to Claim #41 Filed
by TCA Global

CERTIFICATE OF SERVICE

I hereby certify that on February 27, 2014, true and correct copies of the attached was served upon the attached service list by first class mail postage prepaid.

By:	/s/ Ronald J. Smeberg

TOOTIE PIE CO
Proforma Budget for Tens Years
For the Eight Months Ending March 31, 2014
With Apples
											Year to Date	Year to Date	Year to Date	Year to Date	Year to Date	Year to Date	Year to Date	Year to Date
	September 2013	October 2013	November 2013	December 2013	January 2014	February 2014	March 2014	April 2014	May 2014	June 2014	"CY 2014"	FY 2015	FY 2016	FY 2017	FY 2018	FY 2019	FY 2020	FY 2021
Revenues
Pie Sales - Internet	$7,010	$3,952	$55,000	$23,000	$1,024	$4,500	$7,500	$8,250	$8,750	$9,250	$128,236	$232,267	$240,397	$248,811	$257,519	$266,532	$275,861	$285,516
Pie Sales-Mail/Ph Order-Boerne	$-	$(1,798)	$75	$75	$-	$75	$349	$349	$349	$349	$(176)	$(318)	$(329)	$(341)	$(353)	$(365)	$(378)	$(391)
Pie Sales-Quarterly	$165	$33	$316	$759	$-	$790	$158	$158	$158	$158	$2,696	$4,882	$5,053	$5,230	$5,413	$5,603	$5,799	$6,002
Pie Sales-Half Year	$130	$33	$221	$537	$-	$917	$980	$980	$980	$980	$5,759	$10,431	$10,796	$11,174	$11,565	$11,970	$12,389	$12,822
Pie Sales-Year Rounder	$787	$629	$917	$601	$-	$506	$569	$569	$569	$569	$5,716	$10,353	$10,715	$11,090	$11,478	$11,880	$12,296	$12,726
Pie Sales - Walk-in - Boerne	$4,164	$2,853	$22,500	$23,500	$1,400	$2,000	$2,500	$2,500	$2,500	$2,500	$66,417	$120,298	$124,508	$128,866	$133,376	$138,044	$142,876	$147,877
Pie Sales - Corporate - Boerne	$29,114	$22,847	$22,500	$115,000	$16,592	$2,000	$4,000	$7,500	$8,500	$9,500	$237,553	$430,268	$445,327	$460,914	$477,046	$493,742	$511,023	$528,909
Sales - Huebner	$19,611	$27,024	$22,500	$22,500	$9,100	$12,500	$13,750	$14,750	$15,750	$17,750	$175,235	$317,394	$328,503	$340,001	$351,901	$364,217	$376,965	$390,159
Sales - Austin Arboretum	$15,362	$19,527	$29,456	$26,573	$5,265	$11,250	$12,250	$13,250	$14,250	$15,252	$162,435	$294,210	$304,507	$315,165	$326,195	$337,612	$349,429	$361,659
Sales - Heights	$15,264	$19,862	$24,750	$27,228	$4,505	$9,750	$10,250	$11,250	$13,250	$14,250	$150,359	$272,338	$281,870	$291,736	$301,947	$312,515	$323,453	$334,774
Pie Sales - Employee	$-	$35	$-	$-	$-	$-	$-	$-	$-	$-	$35	$63	$66	$68	$70	$73	$75	$78
Pie Sales - Shipping Resends	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Pie Sales - BEK - SA	$9,363	$29,180	$35,000	$-	$16,750	$12,500	$15,000	$19,750	$21,500	$22,500	$181,543	$328,820	$340,328	$352,240	$364,568	$377,328	$390,535	$404,203
Pie Sales - BEK-FW	$-	$-	$-	$-	$-	$1,250	$2,250	$2,250	$2,250	$2,250	$10,250	$18,565	$19,215	$19,888	$20,584	$21,304	$22,050	$22,822
Pie Sales - BEK-Albuquerque	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Pie Sales - BEK-Oklahoma	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Pie Sales - BEK- Amarillo	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Pie Sales - Grocery/HEB	$-	$10,594	$-	$-	$-	$-	$-	$-	$-	$-	$10,594	$19,188	$19,860	$20,555	$21,275	$22,019	$22,790	$23,587
Pie Sales - PFG Temple	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Pie Sales - Private Label	$-	$-	$-	$-	$-	$-	$-	$5,500	$10,500	$12,500	$28,500	$51,621	$53,427	$55,297	$57,233	$59,236	$61,309	$63,455
Pie Sales - Cheney - Ocala	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Pie Sales - MartinPref-Houston	$779	$1,701	$1,701	$-	$-	$-	$2,240	$2,250	$2,750	$2,350	$13,771	$24,943	$25,816	$26,719	$27,654	$28,622	$29,624	$30,661
Pie Sales - Reinhart	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Pie Sales - Sysco-SA	$-	$-	$-	$3,750	$-	$3,985	$1,000	$1,000	$1,000	$1,000	$11,735	$21,255	$21,999	$22,769	$23,566	$24,391	$25,244	$26,128
Pie Sales - Sysco - Austin	$-	$-	$-	$-	$-	$-	$-	$780	$780	$780	$2,340	$4,238	$4,387	$4,540	$4,699	$4,864	$5,034	$5,210
Pie Sales - Sysco - Houston	$2,656	$1,403	$2,500	$-	$-	$1,500	$1,251	$1,251	$1,251	$1,251	$13,063	$23,661	$24,489	$25,346	$26,233	$27,151	$28,101	$29,085
Pie Sales - Sysco - Dallas	$-	$-	$3,000	$-	$-	$-	$-	$1,500	$1,500	$1,500	$7,500	$13,584	$14,060	$14,552	$15,061	$15,588	$16,134	$16,699
Pie Sales - Sysco - St. Louis	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Pie Sales - Sysco - Jackson	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Pie Sales - Sysco -East Texas	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Pie Sales - Sysco - Oklahoma	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Pie Sales - Toyota	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-		$243,695	$252,224	$261,052	$270,189	$279,646	$289,433	$299,563
Pie Sales -Airgas	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$546,150	$565,265	$585,050	$605,526	$626,720	$648,655	$671,358
Pie Sales - End User - Direct	$-	$-	$-	$9,000	$-	$48	$-	$-	$-	$-	$9,048	$18,729	$19,384	$20,063	$20,765	$21,492	$22,244	$23,022
Pie Sales - Catalog-Wholesale	$104	$104	$-	$1,250	$-	$200	$200	$200	$200	$200	$2,458	$5,088	$5,266	$5,450	$5,641	$5,839	$6,043	$6,255
Franchise Sales	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$270,000	$303,750	$341,719	$384,434	$432,488	$486,549	$547,367
Franchise Royalty Fees	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$16,200	$18,225	$20,503	$23,066	$25,949	$29,193	$32,842
Franchise Start Fees	$-	$-	$-		$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Other Income	$(390)	$(577)	$-	$-	$-	$-	$-	$-	$-	$-	$(967)	$(1,001)	$(1,036)	$(1,072)	$(1,110)	$(1,148)	$(1,189)	$(1,230)
Packaging Fee Income	$75	$-	$1,610	$400	$-	$175	$175	$175	$175	$175	$2,960	$3,064	$3,171	$3,282	$3,397	$3,516	$3,639	$3,766
Shipping Charges Reimbursed	$3,441	$13,451	$18,000	$35,000	$5,870	$1,250	$1,050	$1,050	$1,050	$1,050	$81,212	$105,068	$108,745	$112,551	$116,491	$120,568	$124,788	$129,155
Wholesale Shipping Reimb	$-	$-	$379	$274		$854	$750	$750	$750	$750	$4,507	$4,665	$4,828	$4,997	$5,172	$5,353	$5,540	$5,734

Total Revenues	$107,635	$150,853	$240,425	$289,447	$60,506	$66,050	$76,223	$96,013	$108,763	$116,865	$1,312,779	$3,409,719	$3,554,818	$3,708,214	$3,870,601	$4,042,747	$4,225,503	$4,419,812

Cost of Sales
Cost of Goods Sold - Boerne	$16,723	$44,160	$40,612	$65,389	$7,606	$4,315	$6,423	$8,123	$8,723	$9,323	$178,480	$322,492	$334,587	$346,298	$358,418	$370,963	$383,946	$397,384
Cost of Goods Sold - BEK	$-	$-	$21,000	$-	$10,050	$8,250	$10,350	$13,200	$14,250	$14,850	$91,950	$166,142	$171,542	$177,117	$182,873	$188,817	$194,953	$201,289
Cost of Goods Sold - SYSCO ETC	$-	$-	$3,961	$7,700	$-	$3,153	$2,580	$6,865	$9,890	$10,770	$44,917	$49,855	$51,476	$53,149	$54,876	$56,659	$58,501	$60,402
Cost of Goods Sold - Toyota	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$97,478	$100,890	$104,421	$108,076	$111,858	$115,773	$119,825
Cost of Goods Sold - Air Gas	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$218,460	$226,106	$234,020	$242,211	$250,688	$259,462	$268,543
Cost of Goods Sold - Huebner	$5,552	$6,995	$8,550	$8,550	$3,926	$4,750	$5,225	$5,605	$5,985	$6,745	$61,883	$111,815	$115,449	$119,201	$123,075	$127,075	$131,205	$135,469
Cost of Goods Sold - Austin Arboretum	$4,797	$7,454	$11,193	$10,098	$2,745	$4,275	$4,655	$5,035	$5,415	$5,796	$61,463	$111,055	$114,665	$118,391	$122,239	$126,212	$130,313	$134,549
Cost of Goods Sold - Heights	$4,234	$6,039	$9,405	$10,347	$4,444	$3,705	$3,895	$4,275	$5,035	$5,415	$56,794	$102,619	$105,954	$109,398	$112,953	$116,624	$120,415	$124,328
Inventory Adjustment	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Franchise Cost of Goods Sold	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$162,000	$182,250	$205,031	$230,660	$259,493	$291,929	$328,420
Manufacturing - Rejects	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Manufacturing - Testing	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Manufacturing Equip Expense	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Raw Material Storage Expense	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Raw Material Freight Expense	$-	$-	$-	$3,557	$-	$-	$-	$-	$-	$-	$3,557	$6,427	$6,636	$6,852	$7,074	$7,304	$7,542	$7,787
Cleaning Supplies - Boerne	$-	$-	$200	$322	$91	$50	$-	$-	$325	$-	$987	$1,784	$1,842	$1,901	$1,963	$2,027	$2,093	$2,161
Laundry and Cleaning Exp	$-	$57	$359	$133	$99	$99	$25	$25	$25	$25	$845	$1,526	$1,576	$1,627	$1,680	$1,735	$1,791	$1,849
Cooking Supplies - Boerne	$-	$-	$1,009	$570	$236	$250	$250	$250	$250	$250	$3,065	$5,538	$5,717	$5,903	$6,095	$6,293	$6,498	$6,709
Cooking Supplies - Retail	$-	$-	$2	$2,533	$70	$363	$60	$60	$60	$60	$3,208	$5,796	$5,985	$6,179	$6,380	$6,587	$6,801	$7,022
Direct Manf. Labor - Boerne	$7,589	$10,462	$1,875	$9,750	$26,604	$6,750	$6,250	$6,050	$4,250	$-	$79,580	$102,708	$106,046	$109,492	$113,051	$116,725	$120,519	$124,436
Consulting Ser - Manufacturing	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Indirect Labor Costs-Admin	$-	$3,467	$-	$-	$-	$-	$-	$-	$-	$-	$3,467	$4,475	$4,620	$4,770	$4,925	$5,085	$5,251	$5,421
Indirect Labor Costs-Cleaning	$-	$-	$757	$556	$108	$201	$175	$175	$175	$-	$2,146	$2,770	$2,860	$2,952	$3,048	$3,148	$3,250	$3,355
Maint - Man. Equip - Boerne	$-	$-	$-	$1,057	$114	$824	$1,747	$1,747	$1,747	$1,747	$8,983	$16,232	$16,759	$17,304	$17,866	$18,447	$19,046	$19,665
Packaging Expense - Retail	$-	$-	$777	$2,209	$282	$1,000	$1,250	$1,250	$1,250	$1,250	$9,268	$16,746	$17,291	$17,853	$18,433	$19,032	$19,650	$20,289
Rent - Manufacturing	$3,618	$3,618	$3,618	$3,618	$3,618	$3,618	$3,618	$3,618	$3,618	$3,618	$36,180	$65,373	$67,497	$69,691	$71,956	$74,295	$76,709	$79,202
Trash Removal - Boerne	$736	$-	$268	$300	$268	$129	$167	$167	$167	$167	$2,369	$4,281	$4,420	$4,563	$4,712	$4,865	$5,023	$5,186
Utilities Exp - Man.- Boerne	$-	$1,171	$890	$899	$665	$656	$1,199	$489	$489	$489	$6,946	$12,551	$12,959	$13,380	$13,815	$14,264	$14,728	$15,206
Utilities Exp-Manf-Water/Sewer	$323	$105	$127	$139	$86	$86	$245	$225	$225	$225	$1,785	$3,226	$3,331	$3,439	$3,551	$3,666	$3,785	$3,908
Propane Exp - Boerne	$-	$506	$81	$591	$-	$-	$-	$-	$-	$-	$1,178	$2,128	$2,197	$2,268	$2,342	$2,418	$2,497	$2,578
Pest Control Services	$-	$-	$86	$86	$86	$86	$86	$86	$86	$86	$684	$1,236	$1,276	$1,318	$1,361	$1,405	$1,451	$1,498
Dep - Manufacturing Equip.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Depreciation Exp - Bldg.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

Total Cost of Sales	$43,572	$84,034	$104,769	$128,402	$61,096	$42,558	$48,199	$57,243	$61,963	$60,814	$692,651	$1,594,712	$1,663,929	$1,736,519	$1,813,633	$1,895,684	$1,983,130	$2,076,483

Gross Profit	$64,063	$66,819	$135,656	$161,045	$(590)	$23,492	$28,024	$38,769	$46,799	$56,050	$620,128	$1,815,008	$1,890,889	$1,971,695	$2,056,969	$2,147,064	$2,242,373	$2,343,329

Expenses
Finished Inv Storage Exp - SA	$220	$220	$1,629	$987	$1,294	$250	$200	$200	$200	$200	$5,399	$9,755	$10,048	$10,349	$10,660	$10,980	$11,309	$11,648
Cleaning Supplies - Retail	$-	$-	$352	$2,054	$-	$-	$81	$81	$81	$81	$2,732	$4,936	$5,084	$5,237	$5,394	$5,556	$5,722	$5,894
Laundry and Clean- Exp -Retail	$208	$208	$29	$185	$-	$-	$-	$-	$-	$-	$631	$1,140	$1,174	$1,209	$1,245	$1,283	$1,321	$1,361
Finished Inv Storage - FW	$-	$-	$-	$-	$2,553	$-	$-	$-	$-	$-	$2,553	$4,613	$4,751	$4,894	$5,041	$5,192	$5,348	$5,508
Indirect Labor Costs-Giftwrap	$-	$211	$331	$497	$-	$-	$-	$-	$-	$-	$1,038	$1,876	$1,932	$1,990	$2,050	$2,111	$2,175	$2,240
Indirect Labor Costs-Packaging	$606	$2,464	$-	$-	$-	$-	$-	$-	$-	$-	$3,070	$5,547	$5,714	$5,885	$6,061	$6,243	$6,431	$6,624
Gift Wrapping Material	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Packaging Expense - Boerne	$2,528	$5,128	$1,989	$674	$250	$250	$250	$250	$250	$250	$11,819	$21,355	$21,996	$22,656	$23,335	$24,035	$24,756	$25,499
Dep - Furniture/Fixture Retail	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Sales - Sal&Wag - Boerne	$4,521	$1,897	$3,000	$3,000	$3,000	$4,750	$4,750	$4,750	$4,750	$4,750	$39,168	$70,772	$72,895	$75,082	$77,334	$79,654	$82,044	$84,505
Sales - Sal&Wag - Retail	$780	$-	$3,300	$3,300	$3,300	$-	$-	$-	$-	$-	$10,680	$19,297	$19,876	$20,473	$21,087	$21,719	$22,371	$23,042
Stock Based Comp - Sales / Mkt	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Stock Option Comp - Sales / Mkt	$-	$-	$-	.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Dist. Exp - Frght/WholSlRembrs	$598	$-	$1,423	$817	$266	$845	$750	$750	$750	$750	$6,948	$12,555	$12,931	$13,319	$13,719	$14,130	$14,554	$14,991
Dist. Exp - Dep.WebsiteSoftwar	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Dist. Exp - Dep. Package Equip	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Payroll-Huebner	$5,734	$6,298	$5,250	$5,250	$4,250	$5,150	$4,450	$4,250	$4,250	$4,250	$49,132	$88,775	$91,439	$94,182	$97,007	$99,917	$102,915	$106,002
Payroll-Austin Arboretum	$5,192	$5,058	$5,575	$5,575	$4,575	$5,757	$4,775	$4,575	$4,575	$4,575	$50,232	$90,763	$93,486	$96,290	$99,179	$102,154	$105,219	$108,376
Payroll- Heights	$6,139	$5,908	$5,975	$5,975	$4,275	$4,750	$4,375	$4,275	$4,275	$4,275	$50,222	$90,745	$93,467	$96,271	$99,159	$102,134	$105,198	$108,354
Rent or Lease Expense-Huebner	$3,274	$3,274	$3,348	$3,348	$3,348	$3,348	$3,348	$3,348	$3,348	$3,348	$33,332	$40,176	$41,381	$42,622	$43,901	$45,218	$46,574	$47,972
Rent or Lease Expense-Austin Arboretum	$4,858	$4,747	$5,889	$5,889	$5,889	$5,889	$5,889	$5,889	$5,889	$5,889	$56,713	$70,662	$72,782	$74,966	$77,215	$79,531	$81,917	$84,374
Rent or Lease Expense- Heights	$3,463	$3,463	$3,741	$3,741	$3,741	$3,741	$3,741	$3,741	$3,741	$3,741	$36,854	$44,892	$46,239	$47,626	$49,055	$50,526	$52,042	$53,603
Utilities Expense - Huebner	$943	$-	$621	$666	$817	$1,178	$800	$800	$800	$800	$7,426	$9,603	$9,891	$10,188	$10,493	$10,808	$11,132	$11,466
Utilities Expense - Austin Arboretum	$1,591	$398	$621	$666	$3,051	$1,298	$800	$800	$800	$800	$10,826	$9,603	$9,891	$10,188	$10,493	$10,808	$11,132	$11,466
Utilities Expense - Heights	$1,233	$261	$621	$666	$1,057	$1,375	$800	$800	$800	$800	$8,414	$9,603	$9,891	$10,188	$10,493	$10,808	$11,132	$11,466
Depreciate - Retail Selling Eq	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lease Expense - Retail Equip	$65	$250	$-	$-	$-	$-	$-	$-	$-	$-	$315	$569	$586	$604	$622	$641	$660	$680
Store Decorations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Dist. Exp - Shipping/Mkting	$257	$3,140	$246	$885	$471	$775	$760	$760	$760	$760	$8,814	$15,926	$16,404	$16,896	$17,403	$17,925	$18,462	$19,016
Dist. Exp - Shipping/Retail	$5,138	$13,451	$2,604	$35,000	$9,570	$1,375	$1,050	$1,050	$1,050	$1,050	$71,338	$92,071	$94,833	$97,678	$100,608	$103,626	$106,735	$109,937
Dist. Exp - Merchant/CC Fees	$81	$1,790	$1,550	$15,345	$6,370	$1,875	$2,130	$2,130	$2,130	$2,130	$35,533	$64,204	$66,130	$68,114	$70,157	$72,262	$74,430	$76,662
Dist. Exp - Subscriptions	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-		$-	$-	$-	$-	$-	$-	$-

Total Selling Expenses	$47,429	$58,166	$48,093	$94,520	$58,076	$42,605	$38,950	$38,450	$38,450	$38,450	$503,189	$779,437	$802,820	$826,905	$851,712	$877,263	$903,581	$930,688

General & Admin. Expenses
Advertising Expense	$-	$-	$-	$-	$851	$-	$-	$-	$-	$-	$851	$5,000	5250	5513	5788	6078	6381	6700
Amortization Expense	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	0	$-	$-	$-	$-	$-
Auto Expense	$87	$500	$211	$500	$748	$500	$500	$500	$500	$500	$4,546	$8,214	$8,460	$8,714	$8,976	$9,245	$9,522	$9,808
Bank Charges	$78	$40	$50	$40	$40	$40	$40	$40	$40	$40	$448	$809	$834	$859	$885	$911	$938	$967
Compliance Expense - Boerne	$12	$12	$-	$428	$12	$276	$12	$12	$12	$12	$788	$1,424	$1,467	$1,511	$1,556	$1,603	$1,651	$1,700
Computer/Network Support	$147	$377	$2,069	$99	$6,581	$1,275	$1,350	$295	$295	$295	$12,782	$23,096	$23,789	$24,503	$25,238	$25,995	$26,775	$27,578
Computer/Netwrk Support Retail	$20	$50	$20	$50	$250	$250	$250	$250	$250	$250	$1,640	$2,963	$3,052	$3,144	$3,238	$3,335	$3,435	$3,538
Copying Expense	$-	$-	$-	$-	$-	$7	$-	$-	$-	$-	$7	$12	$13	$13	$13	$14	$14	$15
Dues and Subscriptions Exp	$-	$280	$-	$-	$-	$158	$136	$136	$136	$136	$982	$1,774	$1,827	$1,882	$1,938	$1,996	$2,056	$2,118
Equipment Expense - Boerne	$812	$500	$608	$500	$500	$200	$200	$200	$200	$200	$3,920	$7,083	$7,295	$7,514	$7,740	$7,972	$8,211	$8,457
Equipment Expense - Huebner	$186	$200	$-	$200	$200	$200	$200	$200	$200	$200	$1,786	$3,227	$3,324	$3,424	$3,526	$3,632	$3,741	$3,853
Equipment Expense - Austin Arboretum	$-	$200	$-	$200	$200	$200	$200	$200	$200	$200	$1,600	$2,891	$2,978	$3,067	$3,159	$3,254	$3,351	$3,452
Equipment Expense - Heights	$407	$200	$-	$200	$200	$200	$200	$200	$200	$200	$2,007	$3,626	$3,735	$3,847	$3,963	$4,082	$4,204	$4,330
Freight Expense	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Insurance Expense	$816	$6	$39	$12	$6	$6	$6	$6	$6	$6	$909	$1,642	$1,692	$1,742	$1,795	$1,849	$1,904	$1,961
Insurance Exp - Bus.Owners	$-	$555	$555	$555	$659	$555	$555	$555	$555	$555	$5,099	$9,213	$9,490	$9,774	$10,068	$10,370	$10,681	$11,001
Insurance Exp - Work. Comp.	$-	$1,585	$-	$2,035	$2,552	$1,176	$1,076	$1,076	$1,076	$1,076	$11,654	$21,057	$21,688	$22,339	$23,009	$23,699	$24,410	$25,143
Interest Expense - Boerne	$-	$938	$1,000	$938	$-	$-	$-	$-	$-	$-	$2,875	$5,195	$5,351	$5,511	$5,676	$5,847	$6,022	$6,203
Principal and Interest Exp - TCA	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Interest Expense - Boerne	$-	$-	$-	$-	$-	$-	$6,000	$6,000	$6,000	$6,000	$24,000	$43,365	$44,666	$46,006	$47,386	$48,808	$50,272	$51,780
Trustee Fees	$-	$-	$-	$-	$4,875	$-	$-	$-	$-	$4,875	$9,750	$19,500	$-	$-	$-	$-	$-	$-
Internet Expense- Retail	$-	$-	$-	$504	$281	$267	$307	$307	$307	$307	$2,281	$4,122	$4,246	$4,373	$4,504	$4,640	$4,779	$4,922
Investor Relations - Boerne	$-	$-	$-	$-	$2,543	$-	$-	$-	$-	$-	$2,543	$4,595	$4,733	$4,875	$5,021	$5,172	$5,327	$5,487
Senior Management Salary/Fees	$5,967	$5,490	$10,500	$10,500	$8,500	$10,500	$10,500	$10,500	$10,500	$10,500	$93,457	$168,865	$173,931	$179,149	$184,523	$190,059	$195,761	$201,634
Legal and Professional Expense	$-	$1,218	$4,000	$4,000	$22,756	$25,000	$15,000	$4,000	$4,000	$4,000	$83,974	$151,731	$156,282	$160,971	$165,800	$170,774	$175,897	$181,174
Licenses, Fees & Permits Exp	$1,254	$410	$1,244	$501	$472	$321	$386	$386	$386	$386	$5,746	$10,382	$10,693	$11,014	$11,344	$11,685	$12,035	$12,396
Maintenance - Building/Grounds	$453	$-	$735	$-	$-	$-	$-	$-	$-	$-	$1,188	$2,147	$2,211	$2,278	$2,346	$2,417	$2,489	$2,564
Maintenance - Building -Retail	$-	$-	$300	$300	$300	$300	$300	$300	$300	$300	$2,400	$4,337	$4,467	$4,601	$4,739	$4,881	$5,027	$5,178
Maintenance - Office Equip	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Meals and Entertainment Exp	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Office Decorations	$-	$-	$-	$-	$20	$-	$45	$45	$45	$45	$199	$360	$370	$382	$393	$405	$417	$429
Office Supplies Exp - Boerne	$52	$642	$1,201	$1,813	$163	$226	$85	$85	$85	$85	$4,437	$8,016	$8,257	$8,505	$8,760	$9,023	$9,293	$9,572
Office Supplies Exp - Retail	$-	$100	$100	$100	$100	$100	$100	$100	$100	$100	$900	$1,626	$1,675	$1,725	$1,777	$1,830	$1,885	$1,942
Office Equipment Exp - Boerne	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Office Equipment Lease -Boerne	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Payroll - Admin Salaries	$-	$-	$6,500	$6,500	$6,500	$6,500	$6,500	$6,500	$6,500	$6,500	$52,000	$93,958	$96,776	$99,680	$102,670	$105,750	$108,922	$112,190
Payroll Admin Expense	$-	$-	$-	$-	$3,500	$3,500	$3,500	$3,500	$3,500	$3,500	$21,000	$37,944	$39,083	$40,255	$41,463	$42,707	$43,988	$45,308
Payroll Tax Expense	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
SUTA Expense - Texas	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Penalty Expense	$292	$-	$-	$-	$-	$-	$-	$-	$-	$-	$292	$528	$543	$560	$577	$594	$612	$630
Pest Control Services- Retail	$92	$252	$300	$300	$300	$300	$300	$300	$300	$300	$2,744	$4,958	$5,107	$5,260	$5,418	$5,580	$5,748	$5,920
Postage Expense	$253	$-	$15	$53	$104	$65	$15	$15	$15	$15	$552	$998	$1,028	$1,059	$1,090	$1,123	$1,157	$1,192
Press Release Exp		$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Rent or Lease Expense	$753	$753	$-	$-	$5,619						$7,125	$7,357	$7,577	$7,805	$8,039	$8,280	$8,528	$8,784
Retail Administration Expense	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Retail Business Develop Exp	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Tax - Property - Medina	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Tax - Property - Boerne	$-	$-	$150	$137	$-	$-	$-	$-	$-	$-	$286	$518	$533	$549	$566	$582	$600	$618
Tax - Property - Bexar	$-	$-	$107	$1,160	$-	$-	$-	$-	$-	$-	$1,266	$2,288	$2,357	$2,427	$2,500	$2,575	$2,652	$2,732
Tax - Property - Tarrant	$-	$-	$42	$42	$-	$-	$-	$-	$-	$-	$83	$151	$155	$160	$165	$170	$175	$180
Telephone Service - Boerne	$576	$576	$516	$516	$550	$581	$555	$555	$555	$555	$5,532	$9,995	$10,295	$10,604	$10,922	$11,250	$11,587	$11,935
Telephone Service - Retail	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Telephone Exp - Cell Phone	$-	$-	$100	$100	$100	$100	$100	$100	$100	$100	$800	$1,446	$1,489	$1,534	$1,580	$1,627	$1,676	$1,726
Travel Expense - Boerne	$-	$275	$250	$250	$250	$250	$250	$250	$250	$250	$2,275	$4,111	$4,234	$4,361	$4,492	$4,627	$4,765	$4,908
TCA USAGE FEES	$2,000	$-	$-	$-	$13,765	$-	$-	$-	$-	$-	$15,765	$-	$-	$-	$-	$-	$-	$-
Utilities Expense	$337	$368	$281	$295	$310	$275	$257	$257	$257	$257	$2,894	$5,230	$5,387	$5,548	$5,715	$5,886	$6,063	$6,245
Utilities Deposits												$-	$-	$-	$-	$-	$-	$-
Total G&A Exp	$14,594	$15,526	$30,892	$32,826	$83,806	$53,327	$48,925	$36,870	$36,870	$41,745	$395,384	$714,409	$686,340	$707,035	$728,356	$750,322	$772,954	$796,270
												$-
Tax - Margin	$-	$-		$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
		$-										$-
Total Other Income	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	2150	$2,150	$2,150	$2,150	$2,150	$2,150

Cash Flow	$2,040	$(6,873)	$56,671	$33,698	$(142,472)	$(72,441)	$(59,852)	$(36,551)	$(28,521)	$(24,145)	$(278,445)	$321,161	$399,579	$435,606	$474,751	$517,328	$563,688	$614,220

 Major Factors associated with the corrected numbers:

 1. COGS accurately for the fab five (apple, buttermilk, heavenly chocolate, both pecans and pumpkin) is $14.37.

 2. COGS for the stores pies is now $24.00 from BEK and are in the spreadsheet